[PHOTO]

The
Gabelli
Global
Convertible
Securities
Fund

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998

                                   [GRAPHIC]

The Gabelli Global
Convertible Securities Fund
                                                                   [PHOTO]
Annual Report - December 31, 1998

To Our Shareholders,                                             Hart Woodson

      The fourth quarter of 1998 saw a dramatic recovery from the preceding quarter's market turmoil. The widening of credit spreads and risk premiums caused by Russia's default were abated by an injection of liquidity. Central banks around the globe cut interest rates. Confidence was revived and important pillars of the equity bull market returned. Mutual fund flows recovered. Merger and acquisition activity resumed. Nevertheless, uncertainties about the health of the world economy remain. A profit recession may tax already strained valuations in certain sectors, the recovery in Asia may be delayed and stability in Latin America and Russia may be jeopardized. Consequently, individual stock selection will be paramount. We favor investments in companies with a domestic franchise, which are cash flow generative and enjoy pricing power such as communications companies Cablevision, Time Warner, MediaOne and NTL. We like companies undergoing consolidation or restructuring such as AirTouch and Vivendi. And we seek bargains in sectors which have been over sold, such as commodities. In each case, investing in the convertible securities of these companies offers a prudent approach to preserving capital and building wealth.

      Our investment approach flourished in 1998 as The Gabelli Global Convertible Securities Fund had a total return of 8.6% versus the return of 4.4% for the Lipper Convertible Securities Fund Average, placing the Fund in the top one-third of all convertible securities funds tracked by Lipper.

Investment Performance

      For the fourth quarter ended December 31, 1998, The Gabelli Global Convertible Securities Fund's (the "Fund") total return was 12.2%. The Warburg Dillon Read Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley Capital International World Free Index of global equity markets had returns of 16.2%, 2.5% and 21.1%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 8.6% for 1998. The Warburg Dillon

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                                       Quarter
                                                     -----------------------------------------
                                                       1st         2nd         3rd         4th          Year
                                                       ---         ---         ---         ---          ----
 1998:    Net Asset Value......................      $10.43      $10.36       $9.09      $10.12        $10.12
          Total Return.........................       11.1%       (0.7)%     (12.3)%      12.2%          8.6%
--------------------------------------------------------------------------------------------------------------
 1997:    Net Asset Value......................      $10.27      $10.98       $11.15     $9.39          $9.39
          Total Return.........................        0.9%        6.9%         1.5%     (6.1)%          2.8%
--------------------------------------------------------------------------------------------------------------
 1996:    Net Asset Value......................      $11.34      $11.55       $11.41     $10.18        $10.18
          Total Return.........................        5.1%        1.9%        (1.2)%     (0.3)%         5.5%
--------------------------------------------------------------------------------------------------------------
 1995:    Net Asset Value......................      $10.09      $10.64       $11.05     $10.79        $10.79
          Total Return.........................        1.6%        5.5%         3.9%       1.2%         12.6%
--------------------------------------------------------------------------------------------------------------
 1994:    Net Asset Value......................      $10.38      $10.37       $10.64     $9.93          $9.93
          Total Return.........................        3.8%(b)    (0.1)%        2.6%     (5.2)%          0.9%(b)
--------------------------------------------------------------------------------------------------------------

               --------------------------------------------------------
                   Average Annual Returns - December 31, 1998 (a)
                   ----------------------------------------------

                1 Year.......................................   8.6%
                3 Year.......................................   5.6%
                Life of Fund (b).............................   6.1%
               --------------------------------------------------------

                                 Dividend History
               --------------------------------------------------------
               Payment (ex) Date    Rate Per Share   Reinvestment Price
               -----------------    --------------   ------------------
               December 28, 1998        $0.080            $ 9.96
               December 30, 1997        $1.070            $ 9.33
               December 31, 1996        $1.200            $10.18
               December 29, 1995        $0.393            $10.79
               December 30, 1994        $0.160            $ 9.93

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on February 3, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

Read Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley World Free Index rose 20.6%, 12.8% and 22.0%, respectively, over the same twelve month period.

      For the three year period ended December 31, 1998, the Fund's total return averaged 5.6% annually versus average annual total returns of 9.7%, 6.6% and 16.7% for the Warburg Dillon Read Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley World Free Index, respectively. Since inception on February 3, 1994 through December 31, 1998, the Fund had a cumulative total return of 33.9%, which equates to an average annual return of 6.1%.

      As a result of the merger between Union Bank of Switzerland ("UBS") and Swiss Bank, the UBS Global Convertible Index has been renamed the Warburg Dillon Read Global Convertible Index. Warburg Dillon Read is a subsidiary of the newly created UBS.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND, THE LIPPER CONVERTIBLE SECURITIES FUND AVERAGE AND
                THE WARBURG DILLON READ GLOBAL CONVERTIBLE INDEX

  [The following table was depicted as a line chart in the printed material.]

                Gabelli Global              Lipper Convertible           Warbug Dillon Read
          Convertible Securities Fund    Securities Fund Average      Global Convertible Index
          ---------------------------    -----------------------      ------------------------
2/3/94             10000                         10000                        10000
12/94              10090                          9324                         9709
12/95              11360                         11262                        11146
12/96              11900                         12940                        11883
12/97              12236                         15219                        12058
12/98              13293                         15889                        14545

Our Investment Objective

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve a competitive rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.

Our Approach

      We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates. With regard to companies, we seek firms which are undervalued in relation to their long term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodities, it is the increase in industrial demand.

Global Allocation

      The accompanying chart represents the Fund's holdings by geographic region as of December 31, 1998. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/98

                    United States                  45.4%
                    Europe                         41.9%
                    Japan                           8.5%
                    Asia/Pacific Rim                3.7%
                    South Africa                    0.5%

What are Global Convertible Securities?

      Global convertible securities are bonds, preferred shares and warrants of domestic or foreign issuers which may be converted into a fixed number of shares of the underlying company. Convertibles are hybrid securities which combine the capital appreciation potential of equities with the higher yield of fixed income instruments. They can be thought of as a straight bond together with an embedded call option (or warrant) on the underlying equity.

What are the Benefits of Global Convertible Securities?

      Reduced volatility is foremost. Investing in foreign equity markets can be rewarding but volatile. Our goal is to earn a high, risk-adjusted rate of return. Due to its fixed income characteristics, a convertible security will provide more stability than its underlying common stock. In the current market environment, the Gabelli Global Convertible Securities Fund provides an attractive alternative by combining the capital appreciation potential of global equity investing with the higher current income usually associated with bonds.

COMMENTARY

Volatility

      After a devastating third quarter, which left many markets in negative territory, world equity markets gained over 20% on average in the fourth quarter. Particularly strong were markets in the Far East, which gained 47% as lower interest rates, stronger currencies and the hope of economic recovery drove these illiquid markets higher. Indonesia rose over 125% in U.S. dollar terms during the quarter but a more modest 67% when measured in local currency. Despite this strong showing, the region finished the year down 7.3%. Japan rose 25% in the quarter in dollar terms, but only 3.0% in yen. The surprising strength of the yen will add to the deflationary pressures hampering economic recovery. The weak performer was Latin America, which rose only 5.9% in the quarter and was down 38% for the year. Concern over Brazil continued to plague the region despite agreement on a larger than expected IMF support package totaling over $40 billion. Europe continued to perform well in anticipation of monetary union, gaining over 17% in the quarter and 18% for the year. Countries where interest rates had to fall the furthest to converge (i.e. Italy and Spain) continued to outperform.

Zone Euro

      It's official! Euroland is dead. The Zone Euro is born. So says the Academie Francaise, France's language watchdog which wants to prevent the Americanization of the term used to connote the newly formed union. It may be too late. The euro is likely to force European businesses to become more efficient. This process is giving rise to consolidation, restructuring and an emphasis on shareholder value. Low interest rates and the necessary shift to an equity culture will continue to provide a favorable backdrop for stocks. The main risk to the Zone Euro in the coming years is likely to be political. Most of

Europe's center-right governments have shifted to the left over the past few years on platforms of lowering Europe's stubbornly high unemployment rate. Unemployment remains over 10% versus only 4.3% in the U.S. Should economic growth slow, politicians may seek a quick fix by abandoning the prudent fiscal policies mandated by the Maastrict Treaty.

Buy, Buy, Buy!

      The IMF continues to reduce its estimate for world economic growth. The most recent estimate of 2.5% was recently cut to 2.2%. Key to whether or not the world economy grows will be the strength of the world's largest economy, the U.S., and in turn the U.S. consumer. Can the U.S. consumer keep spending? So far, the answer appears to be yes. December figures from the Conference Board show the Consumer Confidence Index at 126.1, up from its low of 119.3 in October. Meanwhile, home and auto sales remain strong, supported by low interest rates. Ford, the nation's number two auto maker, will have its best year since 1978 with sales up 6.0% in December. We will continue to monitor the health of the consumer as an important indicator of world economic growth.

Let's Talk Converts

      The following are specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of December 31, 1998.

AirTouch Communications Inc. (ATI.C - $103.00 - NYSE) provides wireless communication services in the U.S., Europe, Asia and Egypt. With 609 million shares outstanding, ATI has an equity market capitalization of $47 billion and is generating over $3 billion in EBITDA. ATI has over 7.5 million subscribers in the U.S. and over 5 million subscribers internationally. To counter competition in the U.S. from AT&T's "One Rate", AirTouch needs a national footprint. To solve this problem, Bell Atlantic proposed a $45 billion merger with ATI. Not to be outdone, Vodafone, the U.K.-based cellular company, topped that offer with a $62 billion bid of its own. This transaction will create the world's largest wireless company with a market capitalization of approximately $110 billion, 23 million subscribers and near-complete pan-European coverage. The saga of consolidation in the global telecommunications industry continues.

      With the stock at $72.50, the AirTouch 4.25% convertible preferred trades at $100.75 on a 1% premium and 2.1% current yield. The common stock does not pay a dividend. The preferred will participate fully with the common on the upside but offers little downside protection.

CSC Holdings Inc. (CVCS.A - $75.375 - AMEX) owns and operates cable television systems under the Cablevision name with major clusters in Boston, Cleveland, and the New York metropolitan area. Its programming assets include Madison Square Garden (including the NY Knicks, NY Rangers, and MSG network), Radio City Music Hall, AMC, Bravo, Romance Classics, various regional sports channels and a

50% stake in Fox Sports Net. With 184 million fully diluted shares outstanding, CVC has an equity market capitalization of over $9 billion and net debt of $6.5 billion. Earnings before interest, taxes, depreciation and amortization ("EBITDA") is estimated at $870 million in 1998. The company continues to deploy new services like digital video, high speed data and telephony.

      The CVC $2.125 convertible preferred is a pure equity surrogate. With the stock at $50.125, the preferred trades at $76.50 on a 3% premium and 2.8% current yield versus the common which pays no dividend.

Finaxa (Sub. Deb. Cv. 3.00%, 01/01/07) Chairman Claude Bebear has built Paris based AXA-UAP into Europe's second largest insurance company and a financial management powerhouse. With an equity market capitalization of over $50 billion, the company provides life insurance, property/casualty insurance, reinsurance and financial services. Life insurance activities are the most important sector, accounting for 53% of total revenues in the first half of 1998. In the U.S., AXA-UAP owns 58% of The Equitable Companies, which owns 57% of investment manager Alliance Capital and the majority of Donaldson, Lufkin & Jenrette. The company also has major subsidiaries in the U.K., Australia and Belgium.

      With the stock at Euro 123.50, the 3.00% Euro denominated convertibles of Finaxa into AXA-UAP trade at Euro 139.00 on a 12% premium and 1.9% current yield. The low premium assures strong participation with the equity.

Havas SA (3.50%, 01/01/03), the French media company, was acquired by Vivendi in June 1998. Consequently, the old Havas 3.50% convertible bonds due in January 2003 became convertible into Vivendi. With Vivendi's stock at Euro 219.00, the bonds trade at Euro 106.00. The bonds are a pure equity surrogate trading at a slight discount to parity in anticipation of being called in early 1999.

      Vivendi is France's largest environmental services company engaged in water purification and distribution, energy, waste management, construction and communications. The group owns 44% of Cegetel, France's second largest telecommunications operator. Sales at Cegetel rose 90% in 1998 to $3.4 billion following the company's launch of long distance service and the boom in demand for mobile services. Only 5% of sales are generated in emerging markets. With 159 million shares outstanding, the company has an equity market capitalization of Euro 35 billion or $40 billion.

MediaOne Group Inc. (UMGG.D - $95.00 - NYSE), based in Englewood, Colorado, is the nation's fifth largest cable company with an equity market capitalization of over $28 billion and five million subscribers. Expected to generate $950 million in EBITDA in 1998, UMG is the least expensive stock amongst its cable company peers. The company is taking aggressive strides to launch new products like high-speed data and telephone services which will drive strong revenue and cash flow growth in the years ahead. The company also has a wealth of public investments and unconsolidated assets which may constitute up to two-thirds of the company's fair value. These assets include 53 million shares of ATI, a 25.5% stake in Time Warner Entertainment, as well as cellular investments in the U.K. and Eastern Europe.

      With the stock at $47.00, UMG's 4.50% convertible preferred trades at $95.75 on a 3% premium and 2.4% yield advantage over the common stock, which pays no dividend. The convertible will participate on a one-to-one basis with the stock.

Swiss Life Finance (1.50%, 05/20/03) issued a dollar denominated bond exchangeable into Mannesmann common stock at a price of DM 197.50 (i.e. Euro 99.60) in April 1998. With the stock at Euro 98.50, the bonds trade at Euro
125.00 on a 17% premium and 1.2% current yield. The bonds enjoy an implied credit rating of AAA.

      Mannesmann AG has four main businesses: telecommunications, automotive components, engineering and steel. Telecommunications services have become increasingly more important since the company entered the cellular phone market in 1992. In fact, Mannesmann MobilFunk recently overtook Deutsche Telekom as Germany's top wireless provider with over 6 million subscribers. Although telecommunications services account for only about 28% of total sales, they make up nearly three-quarters of the company's cash flow. Other Mannesmann mobile ventures include Omnitel (Italy), Telering (Austria) and Cegetel (France). With 389 million shares outstanding, Mannesmann has an equity market capitalization of nearly Euro 39 billion or $45 billion.

Telefonica de Espana (Sub. Deb. Cv. 2.00%, 07/15/02) is the leading telecommunications operator in the Spanish speaking world with 35.5 million customers in Latin America and Spain. Latin America has become a key source of revenue for the company with nearly a third of its $15.6 billion in consolidated revenue coming from its investments in the region. Recently, Telefonica paid $1.2 billion to gain control over the Brazilian-based CRT (Cia. Riograndense de Telecomunicacoes SA) as an initial step to expand into the promising Brazilian market.

      The $525 million 2.00% convertible bond due in July 2002 is highly liquid and participates fully in the equity's movements with only a 2% premium. Rated AA- by Standard and Poor's, this convertible provides a solid alternative to the common stock.

Toyo Information Systems Co. Ltd. (0.40%, 03/31/04) is a major system integrator and software developer serving a wide variety of industries and government agencies. Headquartered in Tokyo, the company was founded in 1971 as a subsidiary of Sanwa Bank. Its first systems were financial and banking applications. The company is a beneficiary of restructuring related demand. Toyo has annual sales of almost $600 million and an equity market capitalization of over $800 million.

      Toyo's 0.40% yen denominated convertible bond due in March 2004 trades at
108.00 with the stock at 2,300 yen. On only an 8% premium, the bond provides good upside participation. The bond is expected to find downside support at a price of 88.00, or a yield to maturity of approximately 200 basis points over the equivalent maturity Japanese Government Bond ("JGB"). Further downside support is provided by a reset option in 2001, when the conversion price can be lowered to as much as 80% of its original price.

Yamanouchi Pharmaceutical Co. Ltd. (1.50%, 12/31/02) manufactures and markets a wide variety of pharmaceuticals for both human and veterinary uses. With 342 million shares outstanding, Yamanouchi has an equity market capitalization of nearly $11 billion, modest by global standards. The stock is cheap on a relative price to earnings basis of approximately 23 times expected fiscal year 1999 earnings. The company is expected to launch several new drugs in 1999 to treat diabetes and osteoporosis. Its European research and development efforts are also progressing nicely as nine out of fifteen projects have entered clinical trials. Yamanouchi has marketing and development alliances with Merck and G.D. Searle, respectively.

      Yamanouchi's 1.50% yen denominated convertible bond due in December 2002 offers a balanced investment in the stock. With the stock at 3,620 yen, the convertible trades at 116.50 on a 16% premium and 1.3% current yield versus the common's 0.7% yield.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Convertible Securities Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about the advantages of converting to a Roth IRA and to discuss your investment choices.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      Risks to the system remain. Protectionism is on the rise. Globalization means increased volatility. Yet the underpinnings of the equity bull market are intact. Inflation and interest rates are low. Liquidity is plentiful. Corporate earnings continue to grow. Consumers are buying. We will diligently monitor these factors in 1999. Geographically, we remain overweight in the U.S. and Europe relative to Asia and emerging markets. On a sector basis, we favor companies in the media, telecommunications and entertainment industries. In the current market environment, we believe stock selection will be critical to achieving superior long term results. In the year ahead, we promise to do our utmost to select for you the world's most compelling investment opportunities.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GAGCX. Please call us during the business day for further information.

                                   Sincerely,


                                   /s/ Hart Woodson

                                   A. Hartswell Woodson, III
                                   Portfolio Manager

January 29, 1999

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                December 31, 1998

   Finaxa                                    France Telecom SA
   Canal Plus/Mediaset                       MediaOne Group Inc.
   Houston Industries Inc./Time Warner       Banco Comercial Portugues SA
   Home Depot Inc.                           International CableTel Inc.
   AirTouch Communications Inc.              CSC Holdings Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Convertible Securities Fund
Portfolio of Investments -- December 31, 1998
================================================================================

   Principal                                                            Market
    Amount                                                Cost          Value
    ------                                                ----          -----
                CONVERTIBLE CORPORATE BONDS--66.6%

                Broadcasting - 5.2%
   1,000,000(b) Canal Plus / Mediaset
                   Sub. Deb. Cv.
                   3.50%, 04/01/02...................  $ 183,742     $ 278,374
$    100,000    Scandinavian Broadcasting
                   System SA Sub. Deb. Cv.
                   7.00%, 12/01/04...................    115,929       102,500
                                                      ----------    ----------
                                                         299,671       380,874
                                                      ----------    ----------
                Building and Construction--1.2%
     250,000    Bacnotan Consolidated
                   Industries Inc. Sub. Deb. Cv.
                   5.50%, 06/21/04...................    244,336        90,000
                                                      ----------    ----------
                Business Services--1.2%
     100,000    Interim Services Inc.
                   Sub. Deb. Cv.
                   4.50%, 06/01/05...................    100,000        90,125
                                                      ----------    ----------
                Cable--4.5%
     100,000    Bell Atlantic Financial
                   4.25%, 09/15/05...................    100,987       103,625
     150,000    International CableTel Inc.
                   Sub. Deb. Cv.
                   7.00%, 06/15/08...................    170,000       227,250
                                                      ----------    ----------
                                                         270,987       330,875
                                                      ----------    ----------
                Computer Software and Services--2.6%
  20,000,000(c) Toyo Information
                   Systems Co. Ltd. Cv.
                   0.40%, 03/31/04 ..................    179,342       191,052
                                                      ----------    ----------
                Consumer Products--7.6%
     150,000    Central Garden and Pet Co.
                   Sub. Deb. Cv.
                   6.00%, 11/15/03 (a)...............    150,000       127,875
     150,000    Nestle Holdings Inc.
                   3.00%, 06/17/02...................    168,141       216,750
  20,000,000(c) Sony Corp. Sub. Deb. Cv.
                   1.40%, 03/31/05...................    193,198       210,290
                                                      ----------    ----------
                                                         511,339       554,915
                                                      ----------    ----------
                Consumer Services--1.6%
     100,000    Equity Corp. International
                   4.50%, 12/31/04...................    115,789       119,875
                                                      ----------    ----------
                Energy and Utilities--4.4%
     125,000    Diamond Offshore Drilling Inc.
                   Sub. Deb. Cv.
                   3.75%, 02/15/07...................    178,298       116,094
     100,000    National Grid Co. plc
                   4.25%, 02/17/08 (a)...............    165,530       207,975
                                                      ----------    ----------
                                                         343,828       324,069
                                                      ----------    ----------
                Entertainment--2.1%
     120,000    Havas SA Cv.
                   3.50%, 01/01/03...................    122,285       153,920
                                                      ----------    ----------
                Equipment and Supplies--1.3%
     100,000    Antec Corp. Sub. Deb. Cv.
                   4.50%, 05/15/03...................    100,000        96,500
                                                      ----------    ----------
                Financial Services--12.6%
     100,000    Berkshire Hathaway
                   1.00%, 12/02/01...................    142,299       154,250
     150,000    Cregem Finance
                   NV Sub. Deb. Cv.
                   2.75%, 01/06/04...................    166,081       182,250
     180,000    Finaxa Sub. Deb. Cv.
                   3.00%, 01/01/07...................    242,816       293,498
 100,000,000(d) Mediobanca International
                   3.50%, 01/02/01...................     97,680       103,630
     150,000    UBS Finance NV
                   2.75%, 06/16/02...................    161,089       191,437
                                                      ----------    ----------
                                                         809,965       925,065
                                                      ----------    ----------
                Health Care--5.4%
     100,000    Sandoz Capital Novartis
                   Sub. Deb. Cv.
                   2.00%, 10/06/02...................    119,684       185,500
  20,000,000(c) Yamanouchi Pharmaceutical
                   Co. Ltd.
                   1.50%, 12/31/02...................    203,083       206,389
                                                      ----------    ----------
                                                         322,767       391,889
                                                      ----------    ----------
                Publishing--2.3%
     250,000    Medya Holding
                   Sub. Deb. Cv.
                   10.00%, 06/28/01..................    249,721       168,750
                                                      ----------    ----------
                Retail--5.4%
     100,000    Home Depot Inc.
                   Sub. Deb. Cv.
                   3.25%, 10/01/01...................    121,591       264,850
     200,000    Koninklijke Ahold NV Cv.
                   3.00%, 09/03/01...................    106,174       126,821
                                                      ----------    ----------
                                                         227,765       391,671
                                                      ----------    ----------
                Telecommunications--5.3%
     240,000    France Telecom SA Cv.
                   2.00%, 01/01/04...................    220,244       237,600
     100,000    Telefoncia Europe
                   BV Sub. Deb. Cv.
                   2.00%, 07/15/02...................    129,930       150,500
                                                      ----------    ----------
                                                         350,174       388,100
                                                      ----------    ----------
                Transportation--2.2%
     207,000    International Container
                   Terminal Services
                   Sub. Deb. Cv.
                   1.75%, 03/13/04...................    196,613       158,355
                                                      ----------    ----------
                Wireless Communications--1.7%
     100,000    Swiss Life / Mannesmann AG
                   Sub. Deb. Cv.
                   1.50%, 05/20/03 ..................    118,031       125,600
                                                      ----------    ----------
                TOTAL CONVERTIBLE
                   CORPORATE BONDS...................  4,562,613     4,881,635
                                                      ----------    ----------
                CONVERTIBLE PREFERRED STOCKS - 28.1%

      Shares    Business Services--2.2%
      ------
       4,800    Cendant Corp.
                   7.50% Cv. Pfd.....................    230,078       160,200
                                                      ----------    ----------
                Cable--9.8%
       3,000    CSC Holdings Inc.
                   8.50% Cv. Pfd., Ser. I............     83,150       226,125
       2,500    Houston Industries Inc./
                   Time Warner Inc.
                   7.00% Cv. Pfd.....................    135,750       265,938

                See accompanying notes to financial statements.

The Gabelli Global Convertible Securities Fund
Portfolio of Investments (Continued) -- December 31, 1998
================================================================================

                                                                        Market
     Shares                                               Cost          Value
     ------                                               ----          -----
                CONVERTIBLE PREFERRED STOCKS (Continued)

                Cable (Continued)
       2,400    MediaOne Group Inc.
                   4.50% Cv. Pfd..................... $  199,320     $ 228,000
                                                      ----------    ----------
                                                         418,220       720,063
                                                      ----------    ----------
                Energy and Utilities--4.7%
       3,000    AES Trust Corp.
                   5.38% Cv. Pfd.....................    183,900       208,500
       4,300    EVI Inc.
                   5.00% Cv. Pfd.(a).................    196,375       132,225
                                                      ----------    ----------
                                                         380,275       340,725
                                                      ----------    ----------
                Financial Services--3.1%
       2,000    Banco Comercial Portugues SA
                   8.00% Cv. Pfd.....................    102,100       228,000
                                                      ----------    ----------
                Wireless Communications--8.3%
       2,500    AirTouch Communications Inc.
                   4.25% Cv. Pfd., Cl. C.............    149,188       257,500
       3,100    Loral Space and
                   Communications Ltd.
                   6.00% Cv. Pfd.....................    240,249       163,525
       4,000    Winstar Communications Inc.
                   7.00% Cv. Pfd.....................    173,500       189,000
                                                      ----------    ----------
                                                         562,937       610,025
                                                      ----------    ----------
                TOTAL CONVERTIBLE
                   PREFERRED STOCKS..................  1,693,610     2,059,013
                                                      ----------    ----------
                PREFERRED STOCKS--3.7%
                Consumer Products--3.7%
       1,000    McKesson Financial Trust Pfd.........    103,380       108,813
       3,000    Newell Financial Trust Pfd...........    181,500       158,813
                                                      ----------    ----------
                TOTAL PREFERRED STOCKS...............    284,880       267,626
                                                      ----------    ----------
                COMMON STOCKS--0.9%

                Metals and Mining--0.4%
      10,000    Durban Roodepoort
                   Deep Ltd.+........................     63,454        28,559
                                                      ----------    ----------
                Wireless Communications--0.5%
      13,000    Total Access Communications
                   plc+..............................    100,100        22,360
         347    Winstar Communications
                   Inc.+.............................      5,246        13,533
                                                      ----------    ----------
                                                         105,346        35,893
                                                      ----------    ----------
                TOTAL COMMON STOCKS..................    168,800        64,452
                                                      ----------    ----------
                WARRANTS - 0.1%
                Diversified Industrial--0.1%
         100    Mori Seiki+..........................     60,000        10,000
                                                      ----------    ----------
                Entertainment--0.0%
          50    Shochiku Co. Ltd.+...................     53,125         1,275
                                                      ----------    ----------
                TOTAL WARRANTS.......................    113,125        11,275
                                                      ----------    ----------
                OPTIONS--0.1%

                Metals and Mining--0.1%
      10,000    Durban Roodepoort
                   Deep Ltd., Call, 12/31/99+             17,223         3,910
       5,000    Durban Roodepoort
                   Deep Ltd. Ser. B,
                   Call, 06/30/02+..................      10,084         1,742
                                                      ----------    ----------
                TOTAL OPTIONS.......................      27,307         5,652
                                                      ----------    ----------

                TOTAL INVESTMENTS --
                   99.5% ........................... $ 6,850,335     7,289,653
                                                     ===========
                Other Assets and
                   Liabilities (Net)--0.5%..........                    36,469
                                                                    ----------

                NET ASSETS--100.0%
                   (723,919 shares outstanding)                    $ 7,326,122
                                                                   ===========

                NET ASSET VALUE,
                   Offering and Redemption
                   Price Per Share..................                    $10.12
                                                                        ======

---------------------
                For Federal tax purposes:
                Aggregate cost......................               $ 6,858,304
                                                                   ===========
                Gross unrealized appreciation.......               $ 1,293,596
                Gross unrealized depreciation.......                  (862,247)
                                                                   -----------
                Net unrealized appreciation.........               $   431,349
                                                                   ===========

                                                                       Net
 Principal                                             Settlement   Unrealized
  Amount                                                  Date    (Depreciation)
  ------                                                  ----    --------------
               FORWARD FOREIGN EXCHANGE CONTRACTS
  312,305(e)   Sold British Pounds
                  in exchange for
                  USD 519,613.......................    08/16/99    $(19,613)

---------------------

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, the market value of Rule 144A securities amounted to $468,075 or 6.4% of net assets.
(b)   Principal amount denoted in French Francs.
(c)   Principal amount denoted in Japanese Yen.
(d)   Principal amount denoted in Italian Lira.
(e)   Principal amount denoted in British Pounds.
+     Non-income producing security.
USD - U.S. Dollars.

                                      % of
                                     Market          Market
Geographic Diversification           Value           Value
--------------------------           -----           -----
North America                        45.4%         $3,308,991
Europe                               41.9%          3,056,730
Japan                                 8.5%            619,006
Asia/Pacific Rim                      3.7%            270,715
South Africa                          0.5%             34,211
                                    ------         ----------
                                    100.0%         $7,289,653
                                    ======         ==========

                See accompanying notes to financial statements.

                 The Gabelli Global Convertible Securities Fund

Statement of Assets and Liabilities
December 31, 1998
================================================================================

Assets:
    Investments, at value (Cost $6,850,335) .....................   $7,289,653
    Foreign currency, at value (Cost $39,132) ...................       37,001
    Dividends, interest and reclaims receivable .................       48,155
    Receivable for investments sold .............................      154,899
    Receivable for capital shares issued ........................          277
    Deferred organizational expenses ............................        1,074
                                                                    ----------
      Total Assets ..............................................    7,531,059
                                                                    ----------
Liabilities:
    Payable for investment advisory fees ........................        6,191
    Payable for distribution fees ...............................        1,541
    Payable to custodian ........................................      125,521
    Net unrealized depreciation on forward
      foreign exchange contracts ................................       19,613
    Other accrued expenses and liabilities ......................       52,071
                                                                    ----------
      Total Liabilities .........................................      204,937
                                                                    ----------
      Net Assets applicable to 723,919
        shares outstanding ......................................   $7,326,122
                                                                    ==========

Net Assets consist of:
    Capital stock, at par value .................................         $724
    Additional paid-in capital ..................................    6,895,845
    Undistributed net investment income .........................       19,612
    Accumulated distributions in excess of
       net realized gain on investments
       and foreign currency transactions ........................       (7,815)
    Net unrealized appreciation on investments
       and foreign currency transactions ........................      417,756
                                                                    ----------
      Total Net Assets ..........................................   $7,326,122
                                                                    ==========
      Net Asset Value, offering and redemption
         price per share ($7,326,122 / 723,919
         shares outstanding; 200,000,000 shares
         authorized of $0.001 par value) ........................       $10.12
                                                                        ======

Statement of Operations
For the Year Ended December 31, 1998
================================================================================

Investment Income:
    Dividends (net of foreign taxes of $2,609) ....................   $114,346
    Interest ......................................................     18,138
                                                                      --------
      Total Investment Income .....................................    132,484
                                                                      --------
Expenses:
    Investment advisory fees ......................................     81,333
    Distribution fees .............................................     20,333
    Shareholder services fees .....................................     26,520
    Legal and audit fees ..........................................     24,202
    Shareholder report expenses ...................................     19,744
    Organizational expenses .......................................     13,027
    Custodian fees ................................................     10,380
    Registration fees .............................................      8,878
    Directors' fees ...............................................      1,709
    Miscellaneous expenses ........................................      7,271
                                                                      --------
      Total Expenses ..............................................    213,397
                                                                      --------
      Net Investment Loss .........................................    (80,913)
                                                                      --------
Net Realized and Unrealized Gain
    on Investments:
    Net realized gain on investments
      and foreign currency transactions ...........................     74,754
    Net change in unrealized appreciation
      on investments and foreign currency
      transactions ................................................    744,636
                                                                      --------
    Net realized and unrealized gain on
      investments and foreign currency
      transactions ................................................    819,390
                                                                      --------
Net increase in net assets resulting
    from operations ...............................................   $738,477
                                                                      ========

Statement of Changes in Net Assets
================================================================================

                                                                                 Year Ended      Year Ended
                                                                                December 31,    December 31,
                                                                                    1998            1997
                                                                                -----------     ------------
Operations:
    Net investment income (loss) ...........................................    $   (80,913)    $    130,370
    Net realized gain on investments and foreign currency transactions .....         74,754          815,188
    Net change in unrealized appreciation / (depreciation) on investments
      and foreign currency transactions ....................................        744,636         (554,352)
                                                                                -----------     ------------
      Net increase in net assets resulting from operations .................        738,477          391,206
                                                                                -----------     ------------
Distributions to shareholders:
    Net investment income ..................................................             --         (125,474)
    In excess of net investment income .....................................         (5,156)              --
    Net realized gain on investments .......................................        (53,777)        (815,188)
    In excess of net realized gain on investments ..........................             --          (27,877)
                                                                                -----------     ------------
      Total distributions to shareholders ..................................        (58,933)        (968,539)
                                                                                -----------     ------------
Capital share transactions:
    Net decrease in net assets from capital transactions ...................     (2,728,084)      (3,574,685)
                                                                                -----------     ------------
      Net decrease in net assets ...........................................     (2,048,540)      (4,152,018)

Net Assets:
    Beginning of period ....................................................      9,374,662       13,526,680
                                                                                -----------     ------------
    End of period ..........................................................    $ 7,326,122     $  9,374,662
                                                                                ===========     ============

                See accompanying notes to financial statements.

The Gabelli Global Convertible Securities Fund
Notes to Financial Statements
================================================================================

1. Description. The Gabelli Global Convertible Securities Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios of the Corporation. The Fund's primary objective is to obtain a high rate of total return. The Fund commenced investment operations on February 3, 1994.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon

The Gabelli Global Convertible Securities Fund
Notes to Financial Statements (Continued)
================================================================================

evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Options. The Fund may purchase or write call or put options on securities or indices. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

During the year ended December 31, 1998, the Fund wrote put options to hedge the value of the Fund's portfolio. Transactions in written options for the year ended December 31, 1998:

                                                       Written Put Options
                                                  ----------------------------
                                                  Number of
                                                  Contracts            Premium
                                                  ---------          ---------
Options outstanding at January 1, 1998                    0          $       0
Options opened                                          270            363,680
Options closed                                         (180)          (284,953)
Options expired                                         (90)           (78,727)
                                                  ---------          ---------
Options outstanding at December 31, 1998                  0          $       0
                                                  =========          =========

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 1998, there were no open futures contracts.

The Gabelli Global Convertible Securities Fund
Notes to Financial Statements (Continued)
================================================================================

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Expenses. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

The Gabelli Global Convertible Securities Fund
Notes to Financial Statements (Continued)
================================================================================

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 1998, reclassifications were made to increase undistributed net investment income for $128,661 and decrease accumulated distributions in excess of net realized gain on investments and foreign currency transactions for $28,792 with an offsetting adjustment to additional paid-in capital.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 1998, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $20,333, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Organizational Expenses. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 1998, other than short term securities, aggregated $7,010,990 and $9,791,971, respectively.

The Gabelli Global Convertible Securities Fund
Notes to Financial Statements (Continued)
================================================================================

7. Bank Loan. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 1998.

The average daily amount of borrowings outstanding during the year ended December 31, 1998 was $3,041, with a related weighted average interest rate of 6.37%. The maximum amount borrowed at any time during the year ended December 31, 1998 was $370,000.

8. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                          Year Ended                   Year Ended
                                                       December 31, 1998            December 31, 1997
                                                       -----------------            -----------------
                                                     Shares         Amount        Shares         Amount
                                                    --------     -----------     --------     -----------
Shares sold ....................................      81,274     $   801,016      139,305     $ 1,573,440
Shares issued upon reinvestment of dividends ...       5,590          55,681      103,239         904,417
Shares redeemed ................................    (361,093)     (3,584,781)    (573,320)     (6,052,542)
                                                    --------     -----------     --------     -----------
  Net (decrease) ...............................    (274,229)    $(2,728,084)    (330,776)    $(3,574,685)
                                                    ========     ===========     ========     ===========

9. Subsequent Event. On February 9, 1999, the Adviser reorganized its operations and corporate structure by transferring a portion of its assets and liabilities to a successor adviser, Gabelli Funds, LLC, which is wholly owned by Gabelli Asset Management Inc., a newly formed publicly traded company that is 80% owned by the former Adviser. Counsel to the former Adviser has concluded that the ownership change does not constitute an assignment as defined by the Investment Company Act of 1940, as amended.

The Gabelli Global Convertible Securities Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                Year Ended December 31,
                                                 ---------------------------------------------------
                                                   1998       1997       1996       1995       1994+
                                                 -------    -------    -------    -------    -------
Operating performance:
     Net asset value, beginning of period .....  $  9.39    $ 10.18    $ 10.79    $  9.93    $ 10.00
                                                 -------    -------    -------    -------    -------
     Net investment income (loss) .............    (0.12)      0.11       0.43       0.39       0.16
     Net realized and unrealized gain (loss)
        on investments ........................     0.93       0.17       0.16       0.86      (0.07)
                                                 -------    -------    -------    -------    -------
     Total from investment operations .........     0.81       0.28       0.59       1.25       0.09
                                                 -------    -------    -------    -------    -------
Distributions to shareholders:
     Net investment income ....................       --      (0.14)     (0.43)     (0.39)     (0.16)
     In excess of net investment income .......    (0.01)        --         --         --         --
     Net realized gain on investments .........    (0.07)     (0.90)     (0.77)        --         --
     In excess of net realized gain
        on investments ........................       --      (0.03)        --         --         --
                                                 -------    -------    -------    -------    -------
     Total distributions ......................    (0.08)     (1.07)     (1.20)     (0.39)     (0.16)
                                                 -------    -------    -------    -------    -------
     Net asset value, end of period ...........  $ 10.12    $  9.39    $ 10.18    $ 10.79    $  9.93
                                                 =======    =======    =======    =======    =======
     Total return++ ...........................      8.6%       2.8%       5.5%      12.6%       0.9%
                                                 =======    =======    =======    =======    =======
Ratios to average net assets and
     supplemental data:
     Net assets, end of period (in 000's) .....  $ 7,326    $ 9,375    $13,527    $15,742    $15,574
     Ratio of net investment income (loss)
        to average net assets .................    (1.00)%     1.17%      2.00%      2.90%      2.80%(a)
     Ratio of operating expenses
        to average net assets (b) .............     2.63%      2.48%      2.35%      2.41%      2.49%(a)
     Portfolio turnover rate ..................       89%       100%       126%       152%       329%

------------
+     From commencement of operations on February 3, 1994.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)   Annualized.
(b) The Fund incurred interest expense during the year ended December 31, 1997. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 2.46%. In addition, the ratio for the year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 2.47%.

                See accompanying notes to financial statements.

The Gabelli Global Convertible Securities Fund
Report of Grant Thornton LLP, Independent Auditors
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Shareholders and Board of Directors
The Gabelli Global Convertible Securities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Gabelli Global Convertible Securities Fund (one of the series constituting Gabelli Global Series Funds, Inc.) as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial hightlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Convertible Securities Fund of Gabelli Global Series Funds, Inc. at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


                                                          /s/ Grant Thornton LLP
New York, New York
February 19, 1999

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                   1998 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 1998, the Fund paid to shareholders, on December 28, 1998, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $0.007 per share and long term capital gains totaling $0.073 per share. For the year ended December 31, 1998, 100.00% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. Government Income:

The percentage of the ordinary income dividend paid by the Fund during fiscal year 1998 which was derived from U.S. Treasury securities was 0.00%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your specific situation.
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                                       19

                        Gabelli Global Series Funds, Inc.
                 The Gabelli Global Convertible Securities Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Investment Officer
Gabelli Asset Management Inc.

Felix J. Christiana
Former Senior Vice President
Dollar Dry Dock Savings Bank

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

John D. Gabelli
Vice President
Gabelli & Company, Inc.

Karl Otto Pohl
Former President
Deutsche Bundesbank

Werner J. Roeder, MD
Director of Surgery
Lawrence Hospital

Anthonie C. van Ekris
Managing DIrector
BALMAC International, Inc.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA
President and Chief
Investment Officer

Bruce N. Alpert
Vice President and
Treasurer

A. Hartswell Woodson, III
Vice President and
Portfolio Manager

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

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This report is submitted for the general information of the shareholders of The
Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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